Lincoln Financial Group
Available For Sale (AFS) by Industry Classifications
Amounts in Millions

	As of 9/30/2009					As of 6/30/2009
	Amortized	Unrealized	Unrealized	Fair	% Fair	Amortized	Unrealized	Unrealized	Fair	% Fair
AFS - Fixed Maturities	Cost	Gains	(Losses)	Value	Value	Cost	Gains	(Losses)	Value	Value
Corporate
Financial Services	$ 8,355	$ 265	$ (410)	$ 8,210	13.6%	$ 8,420	$ 80	$ (827)	$ 7,673	13.8%
Basic Industry	2,290	115	(71)	2,334	3.8%	2,262	40	(179)	2,123	3.9%
Capital Goods	2,914	170	(32)	3,052	5.0%	2,899	67	(124)	2,842	5.2%
Communications	3,016	222	(63)	3,175	5.2%	2,924	99	(109)	2,914	5.3%
Consumer Cyclical	2,779	166	(67)	2,878	4.7%	2,891	75	(189)	2,777	5.0%
Consumer Non-Cyclical	5,572	484	(10)	6,046	10.0%	5,351	206	(79)	5,478	9.9%
Energy	4,174	312	(20)	4,466	7.4%	4,134	137	(87)	4,184	7.6%
Technology	1,083	86	(5)	1,164	1.9%	1,100	33	(19)	1,114	2.0%
Transportation	1,236	64	(33)	1,267	2.1%	1,165	24	(75)	1,114	2.0%
Industrial Other	712	37	(15)	734	1.2%	712	18	(19)	711	1.3%
Utilities	8,927	532	(71)	9,388	15.6%	8,618	230	(273)	8,575	15.6%
ABS
CDO / CLN [1]	736	5	(312)	429	0.7%	749	3	(444)	308	0.6%
CRE CDO	55	-	(26)	29	0.0%	56	-	(29)	27	0.0%
Credit Card	265	13	(12)	266	0.4%	180	-	(20)	160	0.3%
Home Equity	1,125	-	(480)	645	1.1%	1,166	-	(588)	578	1.1%
Manufactured Housing	134	1	(16)	119	0.2%	142	1	(30)	113	0.2%
Auto Loan	219	4	-	223	0.4%	122	1	-	123	0.2%
Other	236	14	(4)	246	0.4%	197	8	(10)	195	0.4%
CMBS
Non-Agency Backed	2,601	53	(391)	2,263	3.7%	2,520	16	(542)	1,994	3.6%
CMOs
Agency Backed	4,645	308	(22)	4,931	8.1%	4,712	248	(27)	4,933	9.0%
Non-Agency Backed	1,706	5	(492)	1,219	2.0%	1,865	3	(663)	1,205	2.2%
Pass Throughs
Agency Backed	2,387	78	(2)	2,463	4.1%	1,644	50	(7)	1,687	3.1%
Non-Agency Backed	126	-	(22)	104	0.2%	133	-	(33)	100	0.2%
Municipals
Taxable	1,423	54	(15)	1,462	2.4%	809	11	(13)	807	1.5%
Tax-Exempt	3	-	-	3	0.0%	3	-	-	3	0.0%
Government/Gov Agencies
United States	979	111	(10)	1,080	1.8%	1,052	91	(28)	1,115	2.0%
Foreign	1,196	66	(27)	1,235	2.0%	1,177	38	(81)	1,134	2.1%
Preferred Stock Redeemable & Hybrids	1,548	21	(334)	1,235	2.0%	1,564	8	(509)	1,063	1.9%

AFS - Fixed Maturities	60,442	3,186	(2,962)	60,666	100.0%	58,567	1,487	(5,004)	55,050	100.0%
AFS - Equities	393	16	(126)	283		400	9	(173)	236
Total AFS Securities	60,835	3,202	(3,088)	60,949		58,967	1,496	(5,177)	55,286
Trading Securities [2]	2,364	281	(97)	2,548		2,294	199	(176)	2,317
Total AFS & Trading Securities	$ 63,199	$ 3,483	$ (3,185)	$ 63,497		$ 61,261	$ 1,695	$ (5,353)	$ 57,603

[1] Includes amortized cost of $600 million as of 9/30/09 and 6/30/2009, related to Credit-Linked Notes. For additional information, see "Credit-Linked Notes (CLN)" disclosure starting on page 122 of the 2008 Form 10K.
[2] The trading securities support our Modco reinsurance agreements and the investment results are passed directly to the reinsurers.

Lincoln Financial Group
AFS - Exposure to Residential MBS ("RMBS") and Related Collateral
As of 9/30/2009
Amounts in Millions

	Total		Prime/Agency		Prime/Non-Agency		Alt-A		Subprime
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Type	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
CMOs, Pass Throughs	$ 8,717	$ 8,863	$ 7,320	$ 6,939	$ 919	$ 1,261	$ 478	$ 663	$ -	$ -
ABS - Home Equity	645	1,126	-	-	-	-	240	394	405	732
Total	$ 9,362	$ 9,989	$ 7,320	$ 6,939	$ 919	$ 1,261	$ 718	$ 1,057	$ 405	$ 732

Rating
AAA	$ 7,975	$ 7,731	$ 7,298	$ 6,917	$ 304	$ 333	$ 158	$ 190	$ 215	$ 291
AA	182	242	5	5	37	46	117	157	23	34
A	140	191	17	16	48	53	50	68	25	54
BBB	79	135	-	-	36	53	16	30	27	52
BB and below	986	1,690	-	1	494	776	377	612	115	301
Total	$ 9,362	$ 9,989	$ 7,320	$ 6,939	$ 919	$ 1,261	$ 718	$ 1,057	$ 405	$ 732

Origination Year
2004 and prior	$ 3,770	$ 3,844	$ 2,970	$ 2,802	$ 317	$ 367	$ 277	$ 363	$ 206	$ 312
2005	1,457	1,680	919	866	187	254	209	296	142	264
2006	715	988	331	309	143	213	189	315	52	151
2007	1,626	1,723	1,311	1,213	272	427	43	83	-	-
2008	372	351	372	351	-	-	-	-	-	-
2009	1,422	1,403	1,417	1,398	-	-	-	-	5	5
Total	$ 9,362	$ 9,989	$ 7,320	$ 6,939	$ 919	$ 1,261	$ 718	$ 1,057	$ 405	$ 732

Note: This table does not include the fair value of trading securities totaling $220 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers. The $220 million in trading securities consisted of $192 million prime, $16 million Alt-A, and $12 million subprime.

Lincoln Financial Group
AFS - RMBS and Related Collateral
As of 9/30/2009
Amounts in Millions

Prime

	Total		AAA		AA		A		BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	$ 3,287	$ 3,169	$ 3,234	$ 3,092	$ 25	$ 31	$ 25	$ 27	$ 2	$ 6	$ 1	$ 13
2005	1,106	1,120	921	869	17	20	34	34	26	33	108	164
2006	474	522	346	327	-	-	-	-	5	9	123	186
2007	1,583	1,640	1,312	1,213	-	-	6	8	3	5	262	414
2008	372	351	372	351	-	-	-	-	-	-	-	-
2009	1,417	1,398	1,417	1,398	-	-	-	-	-	-	-	-
Total	$ 8,239	$ 8,200	$ 7,602	$ 7,250	$ 42	$ 51	$ 65	$ 69	$ 36	$ 53	$ 494	$ 777

Alt-A

	Total		AAA		AA		A		BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	$ 277	$ 363	$ 129	$ 148	$ 83	$ 111	$ 42	$ 58	$ 9	$ 20	$ 14	$ 26
2005	209	296	19	31	8	13	2	2	7	10	173	240
2006	189	315	10	11	26	33	6	8	-	-	147	263
2007	43	83	-	-	-	-	-	-	-	-	43	83
Total	$ 718	$ 1,057	$ 158	$ 190	$ 117	$ 157	$ 50	$ 68	$ 16	$ 30	$ 377	$ 612

Subprime

	Total		AAA		AA		A		BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	$ 206	$ 312	$ 136	$ 173	$ 23	$ 34	$ 11	$ 30	$ 21	$ 44	$ 15	$ 31
2005	142	264	79	118	-	-	14	24	6	8	43	114
2006	52	151	-	-	-	-	-	-	-	-	52	151
2009	5	5	-	-	-	-	-	-	-	-	5	5
Total	$ 405	$ 732	$ 215	$ 291	$ 23	$ 34	$ 25	$ 54	$ 27	$ 52	$ 115	$ 301

Lincoln Financial Group
AFS - Asset-Backed Securities - Consumer Loan
As of 9/30/2009
Amounts in Millions

	Total		Credit Card [1]		Auto Loans
	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost
Rating
AAA	$ 463	$ 458	$ 240	$ 239	$ 223	$ 219
BBB	26	26	26	26	-	-
Total	$ 489	$ 484	$ 266	$ 265	$ 223	$ 219

[1]	Additional indirect credit card exposure through structured securities is excluded from this table.
See "Credit-Linked Notes (CLN)" disclosure starting on page 122 of the 2008 Form 10K.
Note:	This table does not include the fair value of trading securities totaling $2.8 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers.
The $2.8 million in trading securities consisted of $2.7 million credit card securities and $0.1 million of auto loans.

Lincoln Financial Group
AFS - Commercial Mortgage-Backed Securities
As of 9/30/2009
Amounts in Millions

	Total		Multiple Property		Single Property		CRE CDOs
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Type	Value	Cost	Value	Cost	Value	Cost	Value	Cost
CMBS	$ 2,262	$ 2,601	$ 2,171	$ 2,456	$ 91	$ 145	$ -	$ -
CRE CDOs	29	55	-	-	-	-	29	55
Total	$ 2,291	$ 2,656	$ 2,171	$ 2,456	$ 91	$ 145	$ 29	$ 55

Rating
AAA	$ 1,686	$ 1,669	$ 1,617	$ 1,594	$ 60	$ 60	$ 9	$ 15
AA	303	361	296	351	7	10	-	-
A	146	246	113	182	15	27	18	37
BBB	91	135	84	111	5	21	2	3
BB and below	65	245	61	218	4	27	-	-
Total	$ 2,291	$ 2,656	$ 2,171	$ 2,456	$ 91	$ 145	$ 29	$ 55

Origination Year
2004 and prior	$ 1,469	$ 1,578	$ 1,393	$ 1,494	$ 63	$ 67	$ 13	$ 17
2005	508	614	482	538	17	61	9	15
2006	150	261	142	230	1	8	7	23
2007	164	203	154	194	10	9	-	-
Total	$ 2,291	$ 2,656	$ 2,171	$ 2,456	$ 91	$ 145	$ 29	$ 55

Note:	This table does not include the fair value of trading securities totaling $83 million which support
	our Modco reinsurance agreements since investment results for these agreements are passed
	directly to the reinsurers. The $83 million in trading securities consisted of $82 million CMBS
	and $1 million CRE CDOs.

Lincoln Financial Group
AFS - Commercial Mortgage-Backed Securities
As of 9/30/2009
Amounts in Millions

	Total		AAA		AA		A		BBB		BB & Below
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Origination Year	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
2004 and prior	$ 1,469	$ 1,578	$ 1,073	$ 1,055	$ 248	$ 277	$ 96	$ 126	$ 15	$ 27	$ 37	$ 93
2005	508	614	431	433	30	42	18	44	24	44	5	51
2006	150	261	74	75	21	31	20	56	28	39	7	60
2007	164	203	108	106	4	11	12	20	24	25	16	41
Total	$ 2,291	$ 2,656	$ 1,686	$ 1,669	$ 303	$ 361	$ 146	$ 246	$ 91	$ 135	$ 65	$ 245

Lincoln Financial Group
Commercial Mortgage Loan Portfolio, Net of Reserves
As of 9/30/2009
Amounts in Millions

LNC MORTGAGE LOAN DISTRIBUTION
Property Type	Amt	%	State	Amt	%
Office Building	$ 2,511	35%	CA	$ 1,493	21%
Industrial	1,929	26%	TX	627	9%
Retail	1,726	24%	MD	430	6%
Apartment	665	9%	FL	329	5%
Hotel/Motel	215	3%	VA	315	4%
Mixed Use	133	2%	TN	311	4%
Other Commercial	98	1%	AZ	303	4%
Total	$ 7,277	100%	WA	289	4%
			IL	268	4%
			NC	264	4%
			GA	244	3%
Geographic Region	Amt	%	PA	211	3%
Pacific	$ 1,890	26%	NV	205	3%
South Atlantic	1,728	24%	OH	195	2%
East North Central	750	10%	IN	174	2%
Mountain	711	10%	MA	156	2%
West South Central	667	9%	MN	155	2%
Middle Atlantic	482	7%	NJ	142	2%
East South Central	442	6%	SC	131	2%
West North Central	396	5%	NY	129	2%
New England	211	3%	Below 2%	906	12%
Total	$ 7,277	100%		$ 7,277	100%

Lincoln Financial Group
Additional Disclosure of Insured Bonds and Direct Exposure
As of 9/30/2009
Amounts in Millions

	Direct	Insured	Total	Total	Total	Total
Monoline Name	Exposure [1]	Bonds [2]	Amortized Cost	Unrealized Gain	Unrealized (Loss)	Fair Value
AMBAC	$ -	$ 260	$ 260	$ 2	$ (71)	$ 191
ASSURED GUARANTY LTD	30	-	30	-	(13)	17
FGIC	-	89	89	1	(35)	55
FSA	-	63	63	1	(5)	59
MBIA	12	156	168	10	(28)	150
MGIC	12	6	18	-	(3)	15
PMI GROUP INC	27	-	27	-	(14)	13
RADIAN GROUP INC	19	-	19	-	(9)	10
XL CAPITAL LTD	72	63	135	1	(13)	123
Total	$ 172	$ 637	$ 809	$ 15	$ (191)	$ 633

[1]	Additional direct exposure through Credit Default Swaps with a notional totaling $98 million is excluded from this table.
[2]	Additional indirect insured exposure through structured securities is excluded from this table. See
	"Credit-Linked Notes (CLN)" disclosure starting on page 122 of the 2008 Form 10K.
Note:	This table does not include the fair value of trading securities totaling $29 million, which support our Modco
	reinsurance agreements since investment results for these agreements are passed directly to the reinsurers.
	The $29 million in trading securities consisted of $9 million of Direct Exposure and $20 million of Insured Exposure.
	This table also excludes insured exposure totaling $13 million for a guaranteed investment tax credit partnership.